UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

CLEARBRIDGE

SPECIAL INVESTMENT TRUST

PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Fund and investment manager name changes

Prior to March 1, 2014, the Fund was known as Legg Mason Capital Management Special Investment Trust. On February 14, 2014, the name of the Fund’s investment manager changed from Legg Mason Capital Management, LLC to ClearBridge, LLC. The Fund’s portfolio managers remain unchanged.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Special Investment Trust for the twelve-month reporting period ended October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

On December 13, 2013, the Board of Trustees approved changes to the Fund’s principal investment strategy. While the Fund may invest in companies of any size, effective February 1, 2014, under normal circumstances, the Fund will invest the majority of its total assets in the securities of companies that are in the small-cap market capitalization range or in “special situations”, at the time of purchase rather than the mid-cap market capitalization range or in “special situations”, at the time of purchase.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	ClearBridge Special Investment Trust

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended October 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 57.0 and 56.5 in November and December 2013, respectively, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI then generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October 2014, the lowest level since July 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities

ClearBridge Special Investment Trust	III

Investment commentary (cont’d)

at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Special Investment Trust

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in equity securities and securities convertible into equity securities. While the Fund may invest in companies of any size, we expect that, under normal circumstances, the Fund will invest the majority of its total assets in the securities of companies that are in the small-cap market capitalization range or in “special situations,” at the time of purchase. Market capitalization is not a factor when determining whether to invest in companies that are involved in special situations. We define special situations as companies undergoing unusual or possibly one-time developments that, in our opinion, make them attractive for investment. The Fund will not invest more than 20% of its total assets in securities of companies involved in organizations or restructurings in connection with bankruptcy proceedings, at the time of investment. We follow a value discipline in selecting securities and, therefore, seek to purchase securities at large discounts to our assessment of their intrinsic value.

The Fund may also invest in debt securities, including securities of issuers involved in special situations, as defined above. The Fund may invest up to 35% of its total assets in debt securities rated below investment grade (i.e., below BBB/Baa) and unrated securities that we judge to be below investment grade.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities posted strong gains over the one year period ending October 31, 2014, with the Nasdaq Composite Indexi, S&P 500 Indexii and Dow Jones Industrial Average (“DJIA”)iii returning +19.7%, +17.3% and +14.5%, respectively. Within the S&P 500 Index, Health Care1, Technology and Utilities2 paced the gains, up more than +20% each, while Energy and Telecommunication Services lagged the Index, advancing roughly +5% each. Small caps lagged their larger peers as the Russell 2000 Indexiv (the “benchmark”) returned only +8.1% over the period due to severe declines in the second and third quarters of the year. Strong economic reports and corporate earnings results, and elevated mergers and acquisitions (“M&A”) activity in the U.S. outweighed dour headlines abroad, namely sluggish global growth and geopolitical tensions in Europe and the Middle East.

Other than the first quarter of 2014, when harsh weather conditions drove a -2.1% contraction, U.S. gross domestic product growth (“GDP”)v has expanded healthily at an annualized pace between +3.5% and +4.5% each quarter since last summer. Meanwhile, the unemployment rate declined steadily throughout the year to 5.8% as of the end of October, down from 7.0% a year ago. The Conference Board’s consumer confidence index increased more than +30% over the period as well, hitting

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

[2]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

ClearBridge Special Investment Trust 2014 Annual Report	1

Fund overview (cont’d)

the highest readings since 2007. Multiples on stocks expanded in aggregate as, quarter after quarter, the majority of companies reported bottom-line results above Street expectations as sales grew and margins expanded. Calendar year 2014 opened with many economists and analysts calling for higher interest rates, but this did not play out as the ten-year yield subsided from the 2013 year-end level of 3.0% to a low of 2.1% in mid-October. Low borrowing costs, compounded by increased confidence permeating board rooms, drove a surge in acquisition announcements to record levels. The Health Care and Technology sectors saw the lion’s share of M&A activity, with many companies acting to lower their tax bills by pursuing companies domiciled outside the U.S. The Federal Reserve Board (“Fed”)vi stood squarely in the spotlight all year long as Janet Yellen replaced Ben Bernanke as Chairman. The Fed reduced its monthly bond purchases by $10 billion each month, ultimately tapering the quantitative easing (“QE”) program to a close in October. However, despite improving economic conditions, the Fed committed to low target interest rates for “considerable time” in order to drive inflation above its 2% target. Other central banks around the world initiated stimulus plans in recent months to counter fears of a global slowdown, namely the European Central Bank (“ECB”)vii and the Bank of Japan.

The Chicago Board Options Exchange Volatility Index (“VIX”),viii also known as the “fear gauge,” oscillated substantially throughout the year, largely due to continuing violent clashes between Ukrainian forces and pro-Russian insurgents in Eastern Ukraine. The conflict began after protests in Ukraine led to the ouster of President Viktor Yanukovych, followed by a stealth “invasion” by Russian armed forces. This was followed by a snap referendum in which Crimean voters elected to secede from Ukraine in hopes of joining the Russian Federation; this election result has not been recognized as legitimate by western nations. However, Russian President Vladimir Putin officially approved this annexation in the face of denunciations from U.S. President Barack Obama and European heads of state, and despite a slew of travel and financial sanctions issued against his political and business allies. Additionally, Brent oil prices soared to touch $115 per barrel during June as the Sunni militant group Islamic State in Iraq and Syria (“ISIS”) started an insurgency against the predominantly Shia Iraqi government, capturing several cities in northern Iraq. Reversing direction, however, crude prices tumbled in September and October on supply concerns, breaching $80 per barrel and sending the VIX to its highest level since mid-2012.

Q. How did we respond to these changing market conditions?

A. While we consider the macro environment when managing the portfolio, our key focus is bottom-up stock picking where we seek companies trading at steep discount to their intrinsic value. With this in mind, we avoided many of the high-flying small-cap growth stocks that sold off sharply this year, as lofty expectations were discounted in their prices. In some cases, prices corrected enough to create compelling valuation opportunities, and we took advantage of attractive entry points.

As of October 31, 2014, our $2.5 billion weighted average market capitalization is larger than the $1.8 billion average for the

2	ClearBridge Special Investment Trust 2014 Annual Report

Russell 2000 Index. From a valuation perspective, the Fund still trades at 18x forward earnings, in line with the benchmark, and portfolio earnings are forecasted to grow at a faster rate over the next three to five years than those of the benchmark. In terms of exposures, the Fund is not substantially over- or underexposed to any particular sector. The Fund’s largest overweight is in Financial Services, though our exposure within the sector is quite active. We remain underweight regional banks and REITs, where prices continue to embed an extended benign interest rate environment. Our exposure in Financials largely comes in the form of innovative consumer finance and capital markets companies that are undervalued, according to our analysis. The Fund is also overweight in the Consumer Discretionary, Producer Durables and Materials & Processing sectors where we have built several positions in underinvested industries like autos, infrastructure and non-residential construction. On the other side, the Fund is underweight the Utilities, Technology, Health Care and Staples sectors. Again, this is a function of valuation, as we are not finding investments with attractive discounts in these industries.

Performance review

For the twelve months ended October 31, 2014, Class C shares of ClearBridge Special Investment Trust, excluding sales charges, returned 11.06%. The Fund’s new unmanaged benchmark, the Russell 2000 Index and its former unmanaged benchmark, the S&P MidCap 400 Indexix, returned 8.06% and 11.65%, respectively, for the same period. The Lipper Small-Cap Core Funds Category Average1 returned 7.69% over the same time frame.

Performance Snapshot as of October 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Special Investment Trust:
Class A	5.03%	11.97%
Class C	4.60%	11.06%
Class FI	4.85%	11.55%
Class R	4.76%	11.42%
Class I	5.12%	12.18%
Russell 2000 Index	4.83%	8.06%
S&P MidCap 400 Index	5.39%	11.65%
Lipper Small-Cap Core Funds Category Average[1]	3.11%	7.69%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve month period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 867 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Special Investment Trust 2014 Annual Report	3

Fund overview (cont’d)

reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A2 shares is not shown because the inception date for this share class was August 1, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.09%, 1.88%, 1.25%, 1.54% and 0.91%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Relative portfolio outperformance was driven by overall security selection and to a lesser extent overall sector allocation. In particular, stock selection within the Producer Durables and Technology sectors contributed substantially to relative returns. In terms of individual securities, Springleaf Holdings Inc., Old Dominion Freight Line Inc., Syncora Holdings Ltd, Exact Sciences Corp. and Platform Specialty Products Corp. were the largest contributors to performance.

Q. What were the leading detractors from performance?

A. An overweight in the Consumer Discretionary sector detracted from performance as the sector lagged the broader index, as did stock selection in the Health Care sector. At the security level, Angie’s List, Bancorp, Xoom Corp., Pier 1 Imports Inc. and Knowles Corp. detracted the most from returns.

Q. Were there any significant changes to the Fund during the reporting period?

A. As the Fund’s mandate changed this year to a small-cap focus, we made a number of changes to the portfolio’s composition. We initiated 48 new positions during the year and eliminated 46 positions, ending the period with 79 holdings. The top 10 positions accounted for 20% at the end of this year, unchanged from last year. Among the largest new positions were Tyler Technologies Inc., FXCM Inc., Manhattan Associates Inc, Steel Dynamics Inc. and Platform Specialty Products Corp. Among the securities we sold, the largest were Advance Auto Parts, Dr. Pepper Snapple Group, Hartford Financial Services Group Inc., Amdocs Ltd. and CONSOL Energy Inc.

Thank you for your investment in ClearBridge Special Investment Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Albert Grosman

Portfolio Manager

ClearBridge, LLC

4	ClearBridge Special Investment Trust 2014 Annual Report

Brian Lund, CFA

Assistant Portfolio Manager

ClearBridge, LLC

November 18, 2014

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio managers may remain undervalued. The Fund may invest in high-yield bonds, which possess greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: E*TRADE Financial Corp. (2.5%), Allegiant Travel Co. (2.3%), TreeHouse Foods Inc. (2.2%), Tyler Technologies Inc. (2.2%), Gentex Corp (2.0%), Surgical Care Affiliates Inc. (1.9%), Springleaf Holdings Inc. (1.9%), EVERTEC Inc. (1.9%), Service Corporation International (1.8%) and First Interstate BancSystem Inc., Class A Shares (1.8%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2014 were: Financials (25.1%), Information Technology (17.1%), Consumer Discretionary (14.8%), Industrials (14.4%) and Health Care (12.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual for future performance.

ClearBridge Special Investment Trust 2014 Annual Report	5

Fund overview (cont’d)

[i]	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

viii

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

ix	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

6	ClearBridge Special Investment Trust 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and October 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Special Investment Trust 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.03%	$1,000.00	$1,050.30	1.05%	$5.43	[3]	Class A	5.00%	$1,000.00	$1,019.91	1.05%	$5.35
Class A2[4]	4.71	1,000.00	1,047.10	1.07	2.67	[5]	Class A2	5.00	1,000.00	1,019.81	1.07	5.45
Class C	4.60	1,000.00	1,046.00	1.84	9.49	[3]	Class C	5.00	1,000.00	1,015.93	1.84	9.35
Class FI	4.85	1,000.00	1,048.50	1.37	7.07	[3]	Class FI	5.00	1,000.00	1,018.30	1.37	6.97
Class R	4.76	1,000.00	1,047.60	1.53	7.90	[3]	Class R	5.00	1,000.00	1,017.49	1.53	7.78
Class I	5.12	1,000.00	1,051.20	0.85	4.39	[3]	Class I	5.00	1,000.00	1,020.92	0.85	4.33

8	ClearBridge Special Investment Trust 2014 Annual Report

[1]	For the six months ended October 31, 2014, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period August 1, 2014 (inception date) to October 31, 2014.

[5]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to the class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (89), then divided by 365.

ClearBridge Special Investment Trust 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2†	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/14	11.97%	N/A	11.06%	11.55%	11.42%	12.18%
Five Years Ended 10/31/14	14.07	N/A	13.17	13.86	13.56	14.33
Ten Years Ended 10/31/14	N/A	N/A	5.63	6.33	N/A	6.74
Inception* through 10/31/14	21.44	4.71%	—	—	3.51	—

With sales charges[2]	Class A	Class A2†	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/14	5.54%	N/A	10.06%	11.55%	11.42%	12.18%
Five Years Ended 10/31/14	12.73	N/A	13.17	13.86	13.56	14.33
Ten Years Ended 10/31/14	N/A	N/A	5.63	6.33	N/A	6.74
Inception* through 10/31/14	20.19	-1.32%	—	—	3.51	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/14)	205.17%
Class A2 (Inception date of 8/1/14 through 10/31/14)	4.71
Class C (10/31/04 through 10/31/14)	73.00
Class FI (10/31/04 through 10/31/14)	84.67
Class R (Inception date of 12/28/06 through 10/31/14)	31.09
Class I (10/31/04 through 10/31/14)	91.93

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R and I shares are February 3, 2009, August 1, 2014, December 30, 1985, July 30, 2004, December 28, 2006 and December 1, 1994, respectively.

10	ClearBridge Special Investment Trust 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge Special Investment Trust vs. Russell 2000 Index and S&P MidCap 400 Index†‡ — October 2004 - October 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge Special Investment Trust on October 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Index and the S&P MidCap 400 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C Shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in these other classes.

‡	Effective February 1, 2014, the Fund changed its benchmark from the S&P MidCap 400 Index to the Russell 2000 Index. The portfolio managers believe the Russell 2000 Index better reflects the Fund’s increased focus on small-cap securities.

ClearBridge Special Investment Trust 2014 Annual Report	11

Schedule of investments

October 31, 2014

ClearBridge Special Investment Trust

Security	Shares	Value
Common Stocks — 96.4%
Consumer Discretionary — 14.8%
Auto Components — 2.8%
Gentex Corp.	435,850	$14,269,729
Modine Manufacturing Co.	430,000	5,516,900	*
Total Auto Components		19,786,629
Distributors — 1.3%
Pool Corp.	156,440	9,339,468
Diversified Consumer Services — 1.8%
Service Corporation International	580,000	12,684,600
Hotels, Restaurants & Leisure — 3.6%
Chuy’s Holdings Inc.	329,304	9,849,482	*
Potbelly Corp.	536,630	6,847,399	*
Red Robin Gourmet Burgers Inc.	150,000	8,245,500	*
Total Hotels, Restaurants & Leisure		24,942,381
Household Durables — 0.8%
Taylor Morrison Home Corp., Class A Shares	341,270	5,883,495	*
Media — 2.1%
Carmike Cinemas Inc.	188,240	6,033,092	*
Madison Square Garden Inc., Class A Shares	118,000	8,939,680	*
Total Media		14,972,772
Specialty Retail — 2.4%
Monro Muffler Inc.	185,900	9,934,496
Pier 1 Imports Inc.	521,210	6,723,609
Total Specialty Retail		16,658,105
Total Consumer Discretionary		104,267,450
Consumer Staples — 2.2%
Food Products — 2.2%
TreeHouse Foods Inc.	180,000	15,330,600	*
Energy — 4.4%
Energy Equipment & Services — 0.8%
Frank’s International NV	319,100	5,498,093
Oil, Gas & Consumable Fuels — 3.6%
Diamondback Energy Inc.	55,000	3,764,200	*
Murphy USA Inc.	200,000	11,460,000	*
Rosetta Resources Inc.	140,000	5,324,200	*
Sanchez Energy Corp.	310,000	5,291,700	*
Total Oil, Gas & Consumable Fuels		25,840,100
Total Energy		31,338,193

See Notes to Financial Statements.

12	ClearBridge Special Investment Trust 2014 Annual Report

ClearBridge Special Investment Trust

Security	Shares	Value
Financials — 22.4%
Banks — 3.8%
Bancorp Inc.	363,262	$3,436,459	*
First Interstate BancSystem Inc., Class A Shares	427,240	12,535,222
Synovus Financial Corp.	440,004	11,158,501
Total Banks		27,130,182
Capital Markets — 6.4%
E*TRADE Financial Corp.	787,180	17,554,114	*
FXCM Inc., Class A Shares	757,530	12,468,944
RCS Capital Corp., Class A Shares	590,000	9,681,900
Triangle Capital Corp.	199,930	5,070,225
Total Capital Markets		44,775,183
Consumer Finance — 1.9%
Springleaf Holdings Inc.	350,000	13,097,000	*
Diversified Financial Services — 3.0%
MarketAxess Holdings, Inc.	170,000	10,990,500
Pra Group Inc.	160,000	10,120,000
Total Diversified Financial Services		21,110,500
Insurance — 3.9%
Assured Guaranty Ltd.	480,860	11,098,249
ProAssurance Corp.	205,370	9,607,208
Syncora Holdings Ltd.	3,530,801	7,061,602	*(a)
Total Insurance		27,767,059
Real Estate Investment Trusts (REITs) — 3.4%
American Homes 4 Rent, Class A Shares	540,000	9,466,200
Potlatch Corp.	225,000	9,897,750
Summit Hotel Properties Inc.	420,000	4,888,800
Total Real Estate Investment Trusts (REITs)		24,252,750
Total Financials		158,132,674
Health Care — 11.9%
Biotechnology — 1.4%
Exact Sciences Corp.	399,010	9,604,171	*
Health Care Equipment & Supplies — 4.9%
Cyberonics Inc.	193,690	10,168,725	*
Endologix Inc.	530,000	6,042,000	*
Haemonetics Corp.	150,000	5,658,000	*
IDEXX Laboratories Inc.	55,960	7,927,853	*
Quotient Ltd.	484,641	4,846,410	*
Total Health Care Equipment & Supplies		34,642,988

See Notes to Financial Statements.

ClearBridge Special Investment Trust 2014 Annual Report	13

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Special Investment Trust

Security	Shares	Value
Health Care Providers & Services — 5.0%
AMN Healthcare Services Inc.	480,000	$8,232,000	*
Brookdale Senior Living Inc.	208,020	7,012,354	*
IPC The Hospitalist Co.	170,000	7,082,200	*
Surgical Care Affiliates Inc.	430,680	13,213,262	*
Total Health Care Providers & Services		35,539,816
Pharmaceuticals — 0.6%
Flamel Technologies SA, ADR	358,210	4,370,162	*
Total Health Care		84,157,137
Industrials — 14.4%
Aerospace & Defense — 1.4%
HEICO Corp.	175,312	9,508,923
Airlines — 2.3%
Allegiant Travel Co.	123,180	16,440,835
Commercial Services & Supplies — 1.3%
Copart Inc.	265,000	8,861,600	*
Electrical Equipment — 1.5%
Polypore International Inc.	247,000	10,848,240	*
Machinery — 2.5%
CIRCOR International Inc.	110,000	8,266,500
Woodward Inc.	184,500	9,448,245
Total Machinery		17,714,745
Professional Services — 0.9%
Acacia Research Corp.	340,000	6,120,000
Road & Rail — 3.1%
Landstar System Inc.	143,000	10,583,430
Old Dominion Freight Line Inc.	155,000	11,294,850	*
Total Road & Rail		21,878,280
Trading Companies & Distributors — 1.4%
Aircastle Ltd.	531,490	10,140,829
Total Industrials		101,513,452
Information Technology — 17.1%
Electronic Equipment, Instruments & Components — 2.4%
Knowles Corp.	375,000	7,297,500	*
Methode Electronics Inc.	250,000	9,845,000
Total Electronic Equipment, Instruments & Components		17,142,500
Internet Software & Services — 3.2%
Criteo SA, ADR	117,057	3,592,479	*
Dice Holdings Inc.	816,520	8,140,705	*

See Notes to Financial Statements.

14	ClearBridge Special Investment Trust 2014 Annual Report

ClearBridge Special Investment Trust

Security	Shares	Value
Internet Software & Services — continued
Q2 Holdings Inc.	371,040	$5,598,994	*
Xoom Corp.	356,420	5,381,942	*
Total Internet Software & Services		22,714,120
IT Services — 3.9%
CSG Systems International Inc.	364,680	9,667,667
EVERTEC Inc.	574,960	13,051,592
NeuStar Inc.	170,950	4,514,789	*
Total IT Services		27,234,048
Semiconductors & Semiconductor Equipment — 2.8%
Advanced Energy Industries Inc.	496,240	9,815,627	*
Semtech Corp.	380,000	9,644,400	*
Total Semiconductors & Semiconductor Equipment		19,460,027
Software — 4.8%
Manhattan Associates Inc.	310,000	12,434,100	*
PROS Holdings Inc.	220,000	6,155,600	*
Tyler Technologies Inc.	135,590	15,175,233	*
Total Software		33,764,933
Total Information Technology		120,315,628
Materials — 6.4%
Chemicals — 3.7%
Balchem Corp.	110,250	7,133,175
Koppers Holdings Inc.	170,000	6,711,600
Platform Specialty Products Corp.	460,000	11,960,000	*
Total Chemicals		25,804,775
Metals & Mining — 2.7%
Compass Minerals International Inc.	80,000	6,854,400
Steel Dynamics Inc.	532,520	12,253,285
Total Metals & Mining		19,107,685
Total Materials		44,912,460
Utilities — 2.8%
Electric Utilities — 1.7%
Portland General Electric Co.	323,810	11,789,922
Independent Power and Renewable Electricity Producers — 1.1%
Dynegy Inc.	250,000	7,625,000	*
Total Utilities		19,414,922
Total Common Stocks (Cost — $599,674,922)		679,382,516
Investment in Underlying Funds — 1.4%
Financials — 1.4%
Main Street Capital Corp. (Cost — $9,558,481)	300,918	9,563,174	(e)

See Notes to Financial Statements.

ClearBridge Special Investment Trust 2014 Annual Report	15

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Special Investment Trust

Security		Shares/Units	Value
Master Limited Partnerships — 1.3%
Financials — 1.3%
Fortress Investment Group LLC, Class A Shares (Cost — $3,897,151)		1,177,190	$8,852,469

		Shares
Preferred Stocks — 0.1%
Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Super Dimension Ltd., Escrow Receipt (Cost — $0)		490,216	639,050	*(b)(c)(d)

	Expiration Date	Warrants
Warrants — 0.1%
Quotient Ltd. (Cost — $61,490)	10/25/15	573,600	946,440	*
Total Investments — 99.3% (Cost — $613,192,044#)			699,383,649
Other Assets in Excess of Liabilities — 0.7%			5,234,643
Total Net Assets — 100.0%			$704,618,292

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At October 31, 2014, the total market value of Affiliated Companies was $7,061,602, and the cost was $8,542,819 (See Note 9).

(b)	Illiquid security (unaudited).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Restricted security (Note 8).

(e)	Security is a business development company (See Note 1).

#	Aggregate cost for federal income tax purposes is $624,162,446.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge Special Investment Trust 2014 Annual Report

Statement of assets and liabilities

October 31, 2014

Assets:
Investments in unaffiliated securities, at value (Cost — $604,649,225)	$692,322,047
Investments in affiliated securities, at value (Cost — $8,542,819)	7,061,602
Cash	5,510,081
Receivable for securities sold	1,296,215
Dividends receivable	450,613
Receivable for Fund shares sold	63,996
Prepaid expenses	61,226
Other assets	10,303
Total Assets	706,776,083

Liabilities:
Payable for Fund shares repurchased	807,408
Service and/or distribution fees payable	482,585
Investment management fee payable	388,154
Trustees’ fees payable	6,893
Foreign currency overdraft, at value (Cost — $7)	7
Accrued expenses	472,744
Total Liabilities	2,157,791
Total Net Assets	$704,618,292

Net Assets:
Par value (Note 7)	$172
Paid-in capital in excess of par value	515,336,077
Overdistributed net investment income	(10,526,021)
Accumulated net realized gain on investments and foreign currency transactions	113,616,459
Net unrealized appreciation on investments	86,191,605
Total Net Assets	$704,618,292

See Notes to Financial Statements.

ClearBridge Special Investment Trust 2014 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2014

Shares Outstanding:
Class A	1,056,599
Class A2	1,847
Class C	14,621,599
Class FI	30,041
Class R	95,210
Class I	1,351,990

Net Asset Value:
Class A (and redemption price)	$40.51
Class A2 (and redemption price)	$40.50
Class C*	$39.78
Class FI (and redemption price)	$52.95
Class R (and redemption price)	$52.34
Class I (and redemption price)	$54.36
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$42.98
Class A2 (based on maximum initial sales charge of 5.75%)	$42.97

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge Special Investment Trust 2014 Annual Report

Statement of operations

For the Year Ended October 31, 2014

Investment Income:
Dividends from unaffiliated investments	$7,571,833
Interest	6,216
Less: Foreign taxes withheld	(14,360)
Total Investment Income	7,563,689

Expenses:
Service and/or distribution fees (Notes 2 and 5)	6,140,655
Investment management fee (Note 2)	5,067,625
Transfer agent fees (Note 5)	756,566
Trustees’ fees	88,737
Registration fees	85,034
Legal fees	78,397
Fund accounting fees	71,897
Shareholder reports	49,383
Audit and tax fees	46,323
Insurance	10,184
Custody fees	6,831
Miscellaneous expenses	6,873
Total Expenses	12,408,505
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(135,060)
Net Expenses	12,273,445
Net Investment Loss	(4,709,756)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	136,374,445
Investment transactions in affiliated securities	(610,225)
Foreign currency transactions	(1,364)
Net Realized Gain	135,762,856
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	(61,022,272)
Affiliated investments	6,958,064
Change in Net Unrealized Appreciation (Depreciation)	(54,064,208)
Net Gain on Investments and Foreign Currency Transactions	81,698,648
Increase in Net Assets from Operations	$76,988,892

See Notes to Financial Statements.

ClearBridge Special Investment Trust 2014 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2014	2013

Operations:
Net investment loss	$(4,709,756)	$(1,423,657)
Net realized gain	135,762,856	150,109,076
Change in net unrealized appreciation (depreciation)	(54,064,208)	52,938,422
Increase in Net Assets From Operations	76,988,892	201,623,841

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,000,022)	(6,382,179)
Net realized gains	(43,000,096)	—
Decrease in Net Assets From Distributions to Shareholders	(52,000,118)	(6,382,179)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	22,485,543	28,086,667
Reinvestment of distributions	48,798,552	5,812,278
Cost of shares repurchased	(118,640,436)	(177,772,888)
Decrease in Net Assets From Fund Share Transactions	(47,356,341)	(143,873,943)
Increase (Decrease) in Net Assets	(22,367,567)	51,367,719

Net Assets:
Beginning of year	726,985,859	675,618,140
End of year*	$704,618,292	$726,985,859
*Includesoverdistributed net investment income of:	$(10,526,021)	$(1,408,778)

See Notes to Financial Statements.

20	ClearBridge Special Investment Trust 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$39.24	$29.66	$27.28	$29.72	$23.45

Income (loss) from operations:
Net investment income (loss)	(0.00) [3]	0.15	0.22	0.04	(0.07)
Net realized and unrealized gain (loss)	4.38	9.94	2.58	(2.48)	6.34
Total income (loss) from operations	4.38	10.09	2.80	(2.44)	6.27

Less distributions from:
Net investment income	(0.72)	(0.51)	(0.42)	—	—
Net realized gains	(2.39)	—	—	—	—
Total distributions	(3.11)	(0.51)	(0.42)	—	—

Net asset value, end of year	$40.51	$39.24	$29.66	$27.28	$29.72
Total return[4]	11.97%	34.41%	10.30%	(8.21)%	26.74%

Net assets, end of year (000s)	$42,798	$40,382	$32,573	$40,134	$46,569

Ratios to average net assets:
Gross expenses	1.07%	1.09%	1.11%	1.06%	1.07%
Net expenses[5,6]	1.05	1.06	1.09	1.05	1.05
Net investment income (loss)	(0.01)	0.43	0.74	0.14	(0.25)

Portfolio turnover rate	52%	39%	30%	57%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Special Investment Trust 2014 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2014[2]

Net asset value, beginning of period	$38.68

Income (loss) from operations:
Net investment loss	(0.03)
Net realized and unrealized gain	1.85
Total income from operations	1.82

Net asset value, end of period	$40.50
Total return[3]	4.71%

Net assets, end of period (000s)	$75

Ratios to average net assets:
Gross expenses[4]	1.10%
Net expenses[4,5,6]	1.07
Net investment loss[4]	(0.36)

Portfolio turnover rate	52%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	For the year ended October 31, 2014.

See Notes to Financial Statements.

22	ClearBridge Special Investment Trust 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$38.61	$29.17	$26.72	$29.35	$23.34

Income (loss) from operations:
Net investment loss	(0.31)	(0.12)	(0.01)	(0.21)	(0.29)
Net realized and unrealized gain (loss)	4.30	9.82	2.53	(2.42)	6.30
Total income (loss) from operations	3.99	9.70	2.52	(2.63)	6.01

Less distributions from:
Net investment income	(0.43)	(0.26)	(0.07)	—	—
Net realized gains	(2.39)	—	—	—	—
Total distributions	(2.82)	(0.26)	(0.07)	—	—

Net asset value, end of year	$39.78	$38.61	$29.17	$26.72	$29.35
Total return[3]	11.06%	33.37%	9.45%	(8.96)%	25.75%

Net assets, end of year (000s)	$581,681	$605,286	$559,450	$678,950	$955,414

Ratios to average net assets:
Gross expenses	1.87%	1.88%	1.88%	1.86%	1.86%
Net expenses[4,5]	1.85	1.85	1.86	1.85	1.85
Net investment loss	(0.80)	(0.35)	(0.04)	(0.67)	(1.04)

Portfolio turnover rate	52%	39%	30%	57%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Special Investment Trust 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$50.11	$37.79	$34.61	$37.75	$29.82

Income (loss) from operations:
Net investment income (loss)	(0.18)	0.25	0.24	0.00 [3]	(0.11)
Net realized and unrealized gain (loss)	5.69	12.54	3.28	(3.14)	8.04
Total income (loss) from operations	5.51	12.79	3.52	(3.14)	7.93

Less distributions from:
Net investment income	(0.28)	(0.47)	(0.34)	—	—
Net realized gains	(2.39)	—	—	—	—
Total distributions	(2.67)	(0.47)	(0.34)	—	—

Net asset value, end of year	$52.95	$50.11	$37.79	$34.61	$37.75
Total return[4]	11.55%	34.10%	10.23%	(8.34)%	26.59%

Net assets, end of year (000s)	$1,591	$1,864	$9,986	$9,684	$13,231

Ratios to average net assets:
Gross expenses	1.41%	1.25%	1.19%	1.18%	1.14%
Net expenses[5,6]	1.39	1.23	1.17	1.17	1.12
Net investment income (loss)	(0.35)	0.61	0.66	0.01	(0.32)

Portfolio turnover rate	52%	39%	30%	57%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	ClearBridge Special Investment Trust 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$49.78	$37.38	$34.15	$37.36	$29.59

Income (loss) from operations:
Net investment income (loss)	(0.25)	0.01	0.09	(0.10)	(0.22)
Net realized and unrealized gain (loss)	5.64	12.61	3.24	(3.11)	7.99
Total income (loss) from operations	5.39	12.62	3.33	(3.21)	7.77

Less distributions from:
Net investment income	(0.44)	(0.22)	(0.10)	—	—
Net realized gains	(2.39)	—	—	—	—
Total distributions	(2.83)	(0.22)	(0.10)	—	—

Net asset value, end of year	$52.34	$49.78	$37.38	$34.15	$37.36
Total return[3]	11.42%	33.81%	9.77%	(8.59)%	26.26%

Net assets, end of year (000s)	$4,983	$6,181	$7,449	$9,301	$13,320

Ratios to average net assets:
Gross expenses	1.55%	1.54%	1.60%	1.44%	1.45%
Net expenses[4,5]	1.54	1.51	1.58	1.43	1.44
Net investment income (loss)	(0.49)	0.02	0.26	(0.25)	(0.63)

Portfolio turnover rate	52%	39%	30%	57%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Special Investment Trust 2014 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$51.56	$38.84	$35.57	$38.67	$30.47

Income (loss) from operations:
Net investment income	0.10	0.28	0.38	0.15	0.00 [3]
Net realized and unrealized gain (loss)	5.86	13.04	3.39	(3.25)	8.24
Total income (loss) from operations	5.96	13.32	3.77	(3.10)	8.24

Less distributions from:
Net investment income	(0.77)	(0.60)	(0.50)	—	(0.04)
Net realized gains	(2.39)	—	—	—	—
Total distributions	(3.16)	(0.60)	(0.50)	—	(0.04)

Net asset value, end of year	$54.36	$51.56	$38.84	$35.57	$38.67
Total return[4]	12.18%	34.67%	10.65%	(8.02)%	27.07%

Net assets, end of year (000s)	$73,490	$73,273	$66,160	$87,977	$184,789

Ratios to average net assets:
Gross expenses	0.86%	0.91%	0.82%	0.80%	0.81%
Net expenses[5,6]	0.84	0.89	0.81	0.79	0.79
Net investment income	0.20	0.62	1.01	0.37	0.01

Portfolio turnover rate	52%	39%	30%	57%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

26	ClearBridge Special Investment Trust 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Special Investment Trust (formerly, Legg Mason Capital Management Special Investment Trust ) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

ClearBridge Special Investment Trust 2014 Annual Report	27

Notes to financial statements (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	ClearBridge Special Investment Trust 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$679,382,516	—	—	$679,382,516
Investment in underlying funds	9,563,174	—	—	9,563,174
Master limited partnerships	8,852,469	—	—	8,852,469
Preferred stocks	—	—	$639,050	639,050
Warrants	—	$946,440	—	946,440
Total investments	$697,798,159	$946,440	$639,050	$699,383,649

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

ClearBridge Special Investment Trust 2014 Annual Report	29

Notes to financial statements (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

30	ClearBridge Special Investment Trust 2014 Annual Report

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment

ClearBridge Special Investment Trust 2014 Annual Report	31

Notes to financial statements (cont’d)

transactions. During the year ended October 31, 2014, the Fund did not receive any commission rebates.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$4,592,535	$(4,592,535)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions from real estate investment trusts, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of limited partnership investments.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

32	ClearBridge Special Investment Trust 2014 Annual Report

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with ClearBridge provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent trustees. During the year ended October 31, 2014, the Fund was reimbursed for expenses amounting to $135,060.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2014, LMIS and its affiliates retained sales charges of $1,000 and $59 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended October 31, 2014, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$9,091

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$368,739,254
Sales	444,924,706

ClearBridge Special Investment Trust 2014 Annual Report	33

Notes to financial statements (cont’d)

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$126,899,195
Gross unrealized depreciation	(51,677,992)
Net unrealized appreciation	$75,221,203

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses and expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$105,770	$24,633
Class A2†	23	6
Class C	6,000,607	632,149
Class FI	4,220	6,805
Class R	30,035	17,603
Class I	—	75,370
Total	$6,140,655	$756,566

†	For the period August 1, 2014 (inception date) to October 31, 2014.

For the year ended October 31, 2014, expense reimbursements by class were as follows:

Expense Reimbursements
Class A	$7,913
Class A2†	3
Class C	111,916
Class FI	314
Class R	1,115
Class I	13,799
Total	$135,060

†	For the period August 1, 2014 (inception date) to October 31, 2014.

34	ClearBridge Special Investment Trust 2014 Annual Report

6. Distributions to shareholders by class

	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Investment Income:
Class A	$785,863	$541,104
Class A2†	—	—
Class C	7,031,829	4,705,759
Class FI	9,094	117,061
Class R	56,538	35,751
Class I	1,116,698	982,504
Total	$9,000,022	$6,382,179

Net Realized Gains:
Class A	$2,452,524	—
Class A2†	—	—
Class C	36,841,808	—
Class FI	84,428	—
Class R	293,649	—
Class I	3,327,687	—
Total	$43,000,096	—

†	For the period August 1, 2014 (inception date) to October 31, 2014.

7. Shares of beneficial interest

At October 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2014				Year Ended October 31, 2013
	Shares		Amount		Shares	Amount
Class A
Shares sold	58,014		$2,266,906		190,651	$6,457,739
Shares issued on reinvestment	84,894		3,199,840		17,343	530,964
Shares repurchased	(115,415)		(4,521,418)		(277,065)	(9,159,692)
Net increase (decrease)	27,493		$945,328		(69,071)	$(2,170,989)

Class A2
Shares sold	2,212	†	$88,372	†	—	—
Shares repurchased	(365)	†	(14,772)	†	—	—
Net increase	1,847	†	$73,600	†	—	—

ClearBridge Special Investment Trust 2014 Annual Report	35

Notes to financial statements (cont’d)

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class C
Shares sold	188,558	$7,220,535	254,384	$8,636,947
Shares issued on reinvestment	1,149,678	42,481,975	148,921	4,538,050
Shares repurchased	(2,394,746)	(92,386,870)	(3,902,657)	(129,927,036)
Net decrease	(1,056,510)	$(42,684,360)	(3,499,352)	$(116,752,039)

Class FI
Shares sold	6,576	$341,065	8,831	$370,273
Shares issued on reinvestment	1,925	93,522	3,001	117,061
Shares repurchased	(15,657)	(789,378)	(238,857)	(10,069,156)
Net decrease	(7,156)	$(354,791)	(227,025)	$(9,581,822)

Class R
Shares sold	18,301	$927,196	57,880	$2,356,889
Shares issued on reinvestment	7,239	350,188	912	35,751
Shares repurchased	(54,515)	(2,740,277)	(133,874)	(5,659,424)
Net decrease	(28,975)	$(1,462,893)	(75,082)	$(3,266,784)

Class I
Shares sold	224,251	$11,641,469	226,787	$10,264,819
Shares issued on reinvestment	53,078	2,673,027	14,721	590,452
Shares repurchased	(346,434)	(18,187,721)	(523,845)	(22,957,580)
Net decrease	(69,105)	$(3,873,225)	(282,337)	$(12,102,309)

†	For the period August 1, 2014 (inception date) to October 31, 2014.

8. Restricted securities

The following Fund investment is restricted as to resale and, in the absence of a readily ascertainable market value, is valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 10/31/14	Value per Share	Percent of Net Assets	Distributions Received	Open Commitments
Super Dimension Ltd., Escrow Receipt	490,216	5/12	$0	$639,050	$1.30	0.09%	—	—

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended October 31, 2014:

	Affiliate Value at 10/31/13	Purchased		Sold		Dividend Income	Affiliate Value at 10/31/14	Realized Loss
		Cost	Shares	Cost	Shares
Syncora Holdings Ltd.	$1,821,442	—	—	$1,717,904	608,840	—	$7,061,602	$(610,225)

36	ClearBridge Special Investment Trust 2014 Annual Report

10. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Short-Term Capital Gains	Long-Term Capital Gains
12/9/2014
12/10/2014	$0.18027	$6.91025

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$9,000,022	$6,382,179
Net long-term capital gains	43,000,096	—
Total distributions paid	$52,000,118	$6,382,179

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,355,133
Undistributed long-term capital gains — net	115,811,197
Total undistributed earnings	$119,166,330
Other book/tax temporary differences(a)	(5,105,490)
Unrealized appreciation (depreciation)(b)	75,221,203
Total accumulated earnings (losses) — net	$189,282,043

(a)

Other book/tax temporary differences are attributable to the book/tax differences in the treatment of distributions from real estate investment trusts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the difference in book/tax treatment of limited partnership investments.

ClearBridge Special Investment Trust 2014 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of ClearBridge Special Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge Special Investment Trust (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2014

38	ClearBridge Special Investment Trust 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Special Investment Trust (formerly, Legg Mason Capital Management Special Investment Trust) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

ClearBridge Special Investment Trust	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

40	ClearBridge Special Investment Trust

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years

Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); formerly Director of TeleTech Holdings, Inc. (business process outsourcing).

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1999 and since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

ClearBridge Special Investment Trust	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

42	ClearBridge Special Investment Trust

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Special Investment Trust	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until hi s or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

44	ClearBridge Special Investment Trust

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2014:

Record date:	12/10/2013	12/26/2013
Payable date:	12/11/2013	12/27/2013
Ordinary income:
Qualified dividend income for individuals	—	66.36%
Dividends qualifying for the dividends
received deduction for corporations	—	63.38%
Long-term capital gain dividend	$2.387090	—

Please retain this information for your records.

ClearBridge Special Investment Trust	45

ClearBridge

Special Investment Trust

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

ClearBridge, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Special Investment Trust

The Fund is a separate series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge Special Investment Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Special Investment Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-285/A 12/14 SR14-2370

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,425 in 2013 and $276,738 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,250 in 2013 and $6,500 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $45,890 in 2013 and $60,804 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $4,081 in 2013 and $9,195 in 2014, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $240,000 in 2013 and $277,092 in 2014.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014